ARTHUR ANDERSEN & CO.



                                                         Exhibit 23(a)





              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 7, 1993, included in Browning-Ferris Industries, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1993, and to all references to our Firm included in this Registration Statement.






                     ARTHUR ANDERSEN & CO.


Houston, Texas
April 27, 1994